Exhibit 99.1

WAIVER

This Waiver (“Waiver”) is entered into as of April 4, 2016, by and between Axion Power International, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”), which is one of the investors listed on the Schedule of Buyers (“Schedule of Buyers”) attached to that certain Securities Purchase Agreement between the Company and all of the investors listed on the Schedule of Buyers (the “Buyers”) dated November 5, 2015, as amended (the “SPA”; all capitalized terms used and not defined herein are used as defined in the Notes (as defined in the SPA)) with reference to the following facts:

A.                  On February 12, 2016, the Company’s registration statement on Form S-1 for registration of shares of its common stock underlying the Notes was declared effective.

B.                  As a result of the effectiveness of the aforementioned registration statement, the Company was required to notify the Buyers of its intention to pay the second Installment under the Notes in shares of its common stock by the Installment Notice Due Date (as defined in the Notes).

C.                  It so notified the Buyers on the Installment Notice Due Date of its intention to pay the Installment (as defined in the Notes) due on April 1, 2016 (“Installment 1”) in shares of its common stock and to deliver the Pre-Installment Conversion Shares (“PreInsallment 1”) with respect to Installment 1, and to seek waivers of defaults of certain Equity Condition Failures as set forth in the Notes, notably the Price Failure and the Volume Failure as well as seeking the ability to pay Installment 1 in shares of common stock notwithstanding the fact that the amount of shares owed is in all but one case in excess of the Maximum Percentage set forth in Section 3(d) of the Notes, in which case any shares of common stock in excess of the Maximum Percentage were held in abeyance until they were able to be issued without exceeding the Maximum Percentage.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this Waiver will become effective upon execution and delivery of this Waiver and substantially identical Waivers (other than the identity of the Buyer) constituting at least the Required Holders, and the Company and the Buyer hereby agree as follows:

1.                   Waiver. With respect to Installment 1, and the second Pre-Installment due April 1, 2016 (“PreInstallment 2”), the Holder hereby waives the Volume Failure and the Price Failure, and also agrees to extend any share delivery deadlines (to the extent shares are to be delivered) until April 5, 2016.

2.                   Shares to be Delivered. Holder acknowledges that after taking into account the aggregate of 6,033,809 shares issued with respect to PreInstallment 1, the Company has 5,667,665 shares registered and available for issuance for Installment 1 and PreInstallment 2, of which Holder is entitled to receive ___[1] shares (“Issuable Shares”) based on allocable percentage of original principal amount of Notes issued. Holder hereby: [defers receipt of any shares owed for Installment 1 until May 6, 2016 and requests delivery of its Issuable Shares as partial payment for PreInstallment 2 and defers the balance of shares owed for PreInstallment 2 until May 6, 2016] [requests delivery of its Issuable Shares as partial payment for remaining shares owed for Installment 1 and defers the balance of shares owed for Installment 1 until ________ and defers receipt of any shares owed to it for PreInstallment 2 until ____________].

3.                   Amendment of Notes. The Notes are amended such that, (x) the Installment Date that is scheduled to occur on May 2, 2016 shall instead occur on May 6, 2016, (y) any shares of Common Stock scheduled to be delivered on May 2, 2016 shall instead be delivered on May 6, 2016 and (z) any pricing periods or pricing calculations that were based on delivery of shares of Common Stock on May 2, 2016 shall be appropriately adjusted based on delivery of shares of Common Stock on May 6, 2016.

4.                   Acknowledgments. The Company hereby confirms and agrees that except with respect to the waivers and deferrals set forth in paragraphs 1 and 2 above, the Note remains in full force and effect as originally written.

5.                   Effectiveness of Waiver. This Waiver shall only be effective upon the execution and delivery of this Waiver and the execution and delivery of substantially identical waivers by the Required Holders.

6.                   Disclosure. On or before 8:30 a.m., New York City time, on the April 4, 2016, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Waiver and the other substantially identical waivers signed by other Buyers in the form required by the 1934 Act and attaching the form of waver as an exhibit to such filing ((including all attachments), the "8-K Filing"). From and after the issuance of the 8-K Filing, the Holder shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents that is not disclosed in the 8-K Filing. In addition, effective upon the issuance of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to any Holder without such Holder’s consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

7.                   Independent Nature of Holder Obligations and Rights. The obligations of the Holder under this Waiver are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Waiver. Nothing contained herein or in any Other Waiver, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver or any Other Waiver and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver or any Other Waiver. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Waiver or, any Other Waiver, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

8.                   No Third Party Beneficiaries. This Waiver is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.                   Amendments. No provision of this Waiver may be amended other than by an instrument in writing signed by the Company and the Holder.

10.                Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Waiver and the consummation of the transactions contemplated hereby.

11.                Notice. Whenever notice is required to be given under this Waiver, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the SPA.

12.                Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

13.                Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meaning set forth in the Note.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Undersigned and the Company have caused their respective signature page to this Waiver to be duly executed as of the date first written above.

COMPANY:

AXION POWER INTERNATIONAL, INC.

By:
Name: Richard H. Bogan
Title: CEO

IN WITNESS WHEREOF, each Undersigned and the Company have caused their respective signature page to this Waiver to be duly executed as of the date first written above.

HOLDER:

[HOLDER]

By:
Name:
Title: